Exhibit 10.14

                             SUBSCRIPTION AGREEMENT

                             FinancialContent, Inc.
                             a Delaware Corporation

Mr. Gregg "Gurkan" Fidan
FinancialContent.com, Inc.
199 California Drive, Suite 207
Millbrae, CA  94030

Dear Mr. Fidan:

The undersigned (the "Subscriber") understands that FinancialContent, Inc., a Delaware corporation (the "Company") is offering for sale 588,678 shares of common stock of the Company ("Shares") in consideration of 1,142,856 shares of common stock of FinancialContent.com, Inc., a Delaware corporation ("FinancialContent.com").

The Subscriber acknowledges and understands that the offering of the Shares (the "Offering") is being made without registration of the Shares under the Securities Act of 1933, as amended (the "Act"), or any securities, "blue sky" or other similar laws of any state ("State Securities Laws").

1. Subscription. The Subscriber hereby subscribes for and agrees to purchase the Shares for the aggregate purchase consideration of 1,142,856 shares of common stock of FinancialContent.com.

2. Payment for the Shares. The undersigned herewith tenders the consideration ("Purchase Shares") required to purchase the amount of Shares subscribed for hereunder. Transfer of the Purchase Shares is being made on November 19, 2001, at 10:00 a.m. at the offices of the Company located at 199 California Drive, Suite 207, Millbrae, California 94030.

         If this subscription is not accepted or the Offering is terminated by the Company for any reason all documents will be returned to the Subscriber.

3. Acceptance of Subscription. The Subscriber understands and acknowledges that the Company has the unconditional right, exercisable in its sole and absolute discretion, to (i) accept or reject this Subscription Agreement, in whole or in part, (ii) no subscription shall be valid unless and until accepted by the Company, (iii) this Subscription Agreement shall be deemed to be accepted by the Company only when it is signed by an authorized officer of the Company on behalf of the
         Company, and (iv) notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue the Shares to any person to whom the issuance of the Shares would constitute a violation of the Act or any State Securities Laws. The Company will cause the Secretary of the Company to deliver the Shares purchased by the Subscriber to the Subscriber promptly after the Company has accepted this Subscription Agreement.

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4.       Representations and Warranties of the Subscriber. The Subscriber hereby represents and warrants to and covenants with the Company, as well as each officer, director and agent of the Company, and each soliciting broker, if any, as follows:

                  (a)      General

                           (i) The  Subscriber  has all  requisite  authority to
                  enter into this Subscription Agreement and to perform all the obligations required to be performed by the Subscriber hereunder.

                           (ii) The Subscriber is the sole party in interest and
                  is not acquiring the Shares as an agent or otherwise for any other person. The Subscriber is a resident of the state set forth opposite its name on the signature page hereto and (a) if a corporation, partnership, trust or other form of business organization, it has its principal office within such state;
                  (b) if an individual, he or she has his or her principal residence in such state; and (c) if a corporation, partnership, trust or other form of business organization which was organized for the specific purpose or acquiring the Shares, all of the beneficial owners are residents of such state.

                           (iii) The Subscriber recognizes that the total amount
                  of consideration tendered to purchase the Shares is placed at the risk of the business and may be completely lost. The purchase of the Shares of the Company as an investment involves extreme risk.

                           (iv) The  Subscriber  realizes that the Shares cannot
                  readily be sold as there will be no public market therefor, that it may not be possible to sell or dispose of the and therefore the Shares must not be purchased unless the Subscriber has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the Subscriber can provide for current needs and possible personal contingencies.

                           (v) The Subscriber confirms and represents that he/she is able (i) to bear the economic risk of his/her investment, (ii) to hold the securities for an indefinite period of time, and (iii) to afford a complete loss of his/her investment. The Subscriber also represents that he/she has (i) adequate means of providing for his/her current needs and possible personal contingencies, and (ii) has no need for liquidity in this particular investment.

                           (vi) The Subscriber represents that he/she has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the proposed investment.

                           (vi) The Subscriber has not become aware of the offering of Shares of the Company by any form of general solicitation or advertising, including, but not limited to advertisements, articles, notices or other communications published in any newspaper, magazine or other similar media or broadcast over television or radio or any seminar or meeting where those individuals that have attended have been invited by any such or similar means of general solicitation or advertising.

                           (vii) The Subscriber represents and warrants that the
                  Company has not provided any advice to him/her regarding any federal or state tax liabilities the transaction herein may

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                  impose upon the  Subscriber  and that the  Subscriber has been advised by the Company to seek independent tax advice relating to this transaction.

                  (b)      Information Concerning the Company.

                           (i) The  Subscriber  has been provided  access to all
                  information requested in evaluating his/her purchase of the Shares.

                           (ii) The Subscriber is familiar with the business and
                  financial condition, properties, operations and prospects of the Company, and, at a reasonable time prior to the execution of this Subscription Agreement, has been afforded the opportunity to ask questions of and received satisfactory answers from the Company's officers and directors, or other persons acting on the Company's behalf, concerning the business and financial condition, properties, operations and prospects of the Company and concerning the terms and conditions of the offering of the Shares and has asked such questions as it desires to ask and all such questions have been answered to the full satisfaction of the Subscriber.

                           (iii) The  Subscriber  understands  that,  unless the
                  Subscriber notifies the Company in writing to the contrary before the Closing, all the representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Subscriber.

                           (iv) The Subscriber  understands that the purchase of
                  the Shares involves various risks.

                           (v) No  representations  or warranties have been made
                  to the Subscriber by the Company as to the tax consequences of this investment, or as to profits, losses or cash flow which may be received or sustained as a result of this investment.

                           (vi) All documents, records and books pertaining to a
                  proposed investment in the Shares which the Subscriber has requested have been made available to the Subscriber.

                  (c)      Status of the Subscriber

                           (i) The Subscriber  represents that the Subscriber is
                  an Accredited Investor as the term Accredited Investor is defined in Rule 501 of Regulation D of the Act. (check each category of "Accredited Investor" below which is applicable to the Subscriber):

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                           ( ) (A) a natural person whose  individual net worth,
                  or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

                           ( ) (B) a natural person who had an individual income
                  in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

                           ( ) (C) a bank as defined  in Section  3(a)(2) of the
                  Act or a savings and loan association or other institution as defined in Section 3(a)(5) (A) of the Act, whether acting in its individual or fiduciary capacity; broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance partnership as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 (the "1940 Act") or business development company as defined in Section 2(a) (48) of the 1940 Act; a Small Business Investment Company licensed by the U.S. Small Business as defined under Section 301(c) or (d) of the Small Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors (as listed in categories (A) - (G));

                           ( ) (D) a private  business  development  company  as
                  defined in Section 202(a) (22) of the Investment Advisors Act of 1970;

                           ( ) (E) an  organization  described  in  Section  501
                  (c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or a partnership, with total assets in excess of $5,000,000, and which was not formed for the specific purpose of acquiring the Common Stock;

                           ( ) (F) a trust,  with  total  assets  in  excess  of
                  $5,000,000 not formed for the specific purposes of acquiring the Common Stock whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Common Stock; and

                           ( ) (G) an entity in which all of the  equity  owners
                  are Accredited Investors (as listed in categories (A) - (F)) or is an Accredited Investor defined by Regulation D.

                           (ii) The Subscriber is a non-accredited investor and;

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                           ( ) (A) The  Subscriber  represents  that  he/she has
                  sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the proposed investment.

                           ( ) (B) The Subscriber  represents  that he/she has a
                  preexisting relationship with the Company.

                           ( ) (C) The  Subscriber  represents  that  he/she has
                  received the current financial information on the Company to review and in fact has reviewed the documents.

                           (iii) The Subscriber agrees to furnish any additional
                  information requested to assure compliance with applicable Federal and State Securities Laws in connection with the purchase and sale of the Common Stock.


                  (d) Restrictions on Transfer or Sale of the Shares or Securities Underlying the Shares

                           (i) The Subscriber is acquiring the Shares subscribed
                  solely for the Subscriber's own beneficial account, for investment purposes, and not with view to, or for resale in connection with, any distribution of the Shares. The Subscriber understands that the offer and the sale of the Shares has not been registered under the Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Subscriber and of the other representations made by the Subscriber in this Subscription Agreement. The Subscriber understands that the Company is relying upon the representations, covenants and agreements contained in this Subscription Agreement (and any supplemental information) for the purposes of determining whether this transaction meets the requirements for such exemptions.

                           (ii) The Subscriber  understands  that the Shares are
                  all "restricted securities" under applicable federal securities laws and that the Act and the rules of the Securities and Exchange Commission (the "Commission") provide in substance that the Subscriber may dispose of the Shares only pursuant to an effective registration statement under the Act or an exemption therefrom. The certificates evidencing the Shares offered hereby will bear a legend which clearly sets forth this restriction. The Subscriber understands that the Subscriber may not at any time demand the purchase by the Company of the Subscriber's Shares. The legend will state as follows:


"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT AND

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ANY  APPLICABLE   STATE  SECURITIES  LAWS  OR  PURSUNAT  TO  AN  EXEMPTION  FROM
REGISTRATION AND DELIVERY TO FINANCIALCONTENT, INC. OF AN OPINION OF LEGAL COUNSEL SATISFACTORY TO FINANCIALCONTENT, INC. THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS".

                           (iii) The Subscriber  agrees: (A) that the Subscriber
                  will not sell, assign, pledge, give, transfer or otherwise dispose of the Shares, or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Shares under the Act and all applicable State Securities Laws or in a transaction which is exempt from the registration provisions of the Act and all applicable State Securities Laws; (B) that the Company and any transfer agent for the Shares of the Company shall not be required to give effect to any purported transfer of any of the Shares except upon compliance with the foregoing restrictions; and (C) that a restrictive legend will be placed on the certificates representing the Shares.

                           (iv) The Subscriber has not offered or sold any portion of the Shares subscribed for and has no present intention of dividing such Shares with others or of reselling or otherwise disposing of any portion of such Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

                           (v) If  (but  without  any  obligation  to do so) the
                  Company proposes to register any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration of securities on Form S-4 or Form S-8 (or any successor form adopted by the SEC)), the Subscriber shall have the right to "piggy-back" the registration of his/her shares on all such registrations of the Company's securities.

5. Survival and Indemnification. All representations, warranties and covenants contained in this Agreement and the indemnification contained in this Paragraph 5 shall survive (i) the acceptance of the Subscription Agreement by the Company (ii) changes in this transaction and documents related to this transaction which are not material or which are to the benefit of the Subscriber, and (iii) the death or disability of the Subscriber. The Subscriber acknowledges the meaning and legal consequences of the representations, warranties and covenants in Paragraph 4 hereof and that the Company has relied upon such representations, warranties and covenants in determining the Subscriber's qualification and suitability to purchase the Shares. The Subscriber hereby agrees to indemnify, defend and hold harmless the Company, and its officers, directors, employees, agents and controlling persons, from and against any and all losses, claims, damages, liabilities, expenses (including attorneys' fees and disbursements), judgment or amounts paid in settlement of actions arising out of or resulting from the untruth of any representation herein or the breach of any warranty or covenant herein. Notwithstanding the foregoing, however, no representation, warranty, covenant or acknowledgment made herein by the Subscriber shall in any manner be deemed to constitute a waiver of any rights granted to it under the Securities or State Securities laws.

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6.       Conditions  to  Obligations  of the  Company.  The  obligations  of the
         Company to sell the Shares specified herein is subject to the condition that the representations and warranties of the Subscriber contained in Paragraph 4 hereof shall be true and correct on and as of the Closing in all respects with the same effect as though such representations and warranties had been made on and as of the Closing.

7. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or overnight air courier guaranteeing next day delivery:

         (a)      if to the Company, to it at the following address:

                  FinancialContent, Inc.
                  199 California Drive, Suite 207
                  Millbrae, CA  94030


         (b) if to the Subscriber, at the address set forth on the last page hereof or directly to the Subscriber at the address set forth on the signature page hereto, or at such other address as either party shall have specified by notice in writing to the other.

         All notice and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two days after being deposited in the mail, postage prepaid, if mailed; and the next day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

         If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

8. Notification of Changes. The Subscriber agrees and covenants to notify the Company immediately upon the occurrence of any event prior to the Closing which would cause any representation, warranty, covenant or other statement contained in the Subscription Agreement to by false or incorrect or of any change in any statement made herein occurring prior to the Closing.

9. Assignability. This Subscription Agreement is not assignable by the Subscriber, and may not be modified, waived or terminated except by an instrument in writing signed by each of the parties hereto.

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10.      Binding Effect.  Except as otherwise provided herein, this Subscription
         Agreement shall be binding upon and inure to the benefit of the parties
         and  their  heirs,   executors,   administrators,   successors,   legal
         representatives and assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint
         and  several  and  the  agreements,  representations,   warranties  and
         acknowledgments contained herein shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

11. Obligations Irrevocable. The obligations of the Subscriber shall be irrevocable, except with the consent of the Company, until the Closing or earlier termination of the Offering.

12. Entire Agreement. This Subscription Agreement constitutes the entire agreement of the Subscriber and the Company relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written.

13. Governing Law. This Subscription Agreement shall be governed and controlled as to the validity, enforcement, interpretations, construction and effect and in all other aspects by the substantive laws of the State of Pennsylvania.

14. Severability. If any provision of this Subscription Agreement or the application thereof to any Subscriber or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Subscription Agreement and the application of such provision to other subscriptions or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

15. Headings. The headings in this Subscription Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent or intent of this Subscription Agreement or any provision hereof.

16. Counterparts. This Subscription Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

17.      Documents Being Tendered. The Subscriber hereby tenders a completed and
         executed  copy  of  this   Subscription   Agreement,   along  with  the
         consideration for the Shares subscribed.

18. Amount of Shares Subscribed For. The Subscriber hereby subscribes to purchase the following number of Shares, for the following Subscription Amount.

         Shares:           588,678

         Consideration:    1,142,856 shares of common stock of FinancialContent.
                           com, Inc.

         IN WITNESS WHEREOF, the undersigned Subscriber has executed this Subscription Agreement this ____ day of _______________, 2001.

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                                    EXECUTION

         Please   execute  this   Subscription   Agreement  by  completing   the
appropriate section below.

1.       If the subscriber is an INDIVIDUAL, complete the following:


                                      ------------------------------------
                                      Signature of Investor

                                      ------------------------------------
                                      Name (Please type or print)

                                      ------------------------------------
                                      Social Security Number (or Tax I.D.)

                                      Signature   of   Spouse  or
                                      Co-Owner if funds are to be
                                      invested  as joint  tenants
                                      by    the    entirety    or
                                      community property.

                                      ------------------------------------
                                      Name (Please type or print)


================================================================================

         ACCEPTED by the Company this the ____ day of __________, 2001.


FINANCIALCONTENT, INC., A DELAWARE CORPORATION.


By:
   -------------------------------------
   Wilfred Shaw, Chief Executive Officer


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